CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           DERIVED INFORMATION 3/20/02
                               SUBJECT TO REVISION


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
      CSFB Manufactured Housing Pass-Through Certificates, Series 2002-MH3


              CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
                                    DEPOSITOR


                                 JP MORGAN CHASE
                                     TRUSTEE






The information contained herein (the "Information") is provided by Credit Suisse First Boston. Neither the issuer of the certificates described herein nor any of its affiliates makes any representation as to the accuracy or completeness of the Information. The Information is preliminary and will be superseded by a prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

The Information addresses only certain aspects of the certificates' characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the certificates. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Although a registration statement relating to the certificates has been filed with the Securities and Exchange Commission and is effective, the final prospectus relating to the certificates has not been filed with the Securities and Exchange Commission. Prospective purchasers are referred to the final prospectus for definitive information on any matter discussed herein. Any investment decision should be based only on the data in the prospectus and the then-current version of the Information. The final prospectus will contain data that is current as of its publication date and after publication may no longer be complete or current. The final prospectus may be obtained by contacting the Credit Suisse First Boston trading desk at (212) 538-8373.

CSFB                        CREDIT SUISSE FIRST BOSTON
--------------------------------------------------------------------------------
                             CSFB ABS TRUST 2002-MH3


                           $[97,700,000] (Approximate)
                             CSFB ABS Trust 2002-MH3
         Manufactured Housing Pass-Through Certificates, Series 2002-MH3


                                                   Class A
                                                Yield Tables

==============================================================================================================
              175 MHP                       9.5 CPR                    8.2 CPR                    10.5 CPR
              to Call                       to Call                  to Maturity                  to Call
          Yield        Price           Yield       Price          Yield       Price          Yield       Price
          6.152      101.486           6.156     101.544           9370      89.567          4.268     108.858
          6.202      101.298           6.206     101.348          9.420      89.400           4318     108.647
          6.252      101.110           6.256     101.154          9.470      89.235          4.368     108.437
          6.302      100.923           6.306     100.959          9.520      89.070          4.418     108.228
          6.352      100.737           6.356     100.766          9.570      88.905          4.468     108.019
          6.402      100.552           6.406     100.574          9.620      88.742          4.518     107.812
          6.452      100.367           6.456     100.382          9.670      88.579          4.568     107.605
          6.502      100.183           6.506     100.191          9.720      88.416          4.618     107.399
          6.552      100.000           6.556     100.000          9.770      88.254          4.668     107.193
          6.602       99.817           6.606      99.811          9.820      88.093          4.718     106.989
          6.652       99.635           6.656      99.622          9.870      87.932          4.768     106.785
          6.702       99.454           6.706      99.433          9.920      87.772          4.818     106.582
          6.752       99.273           6.756      99.246          9.970      87.612          4.868     106.380
          6.802       99.093           6.806      99.059         10.020      87.453          4.918     106.179
          6.852       98.913           6.856      98.873         10.070      87.295          4.968     105.978
          6.902       98.734           6.906      98.687         10.120      87.137          5.018     105.778
          6.952       98.556           6.956      98.503         10.170      86.980          5.068     105.579

WAL                    4.803                       5.066                      5.745                      4.675
Prin Window   Apr02 - Aug 18              Apr02 - Jul 19              Apr02 - Jun31             Apr02 - Jun 18
Mod Dur                3.645                       3.783                      3.644                      3.807
Spr to swaps             130                         130                        430                        -55
Center Yield           6.552                       6.621                      9.770                      4.668
==============================================================================================================

============================
4yr swap               5.036
5yr swap               5.306
6yr swap               5.526
============================

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